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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



           Delaware                                              75-2759650
--------------------------------                          ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

          777 Main Street, Suite 1400, Fort Worth, Texas         76102
          ----------------------------------------------      ----------
           (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955



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Item 5. Other Events.

         On March 26, 2003, Encore Acquisition Company issued a press release announcing the resignation of Gene R. Carlson, Executive Vice President and Chief Operating Officer.

A copy of the press release is filed as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

                   99.1 Press Release dated March 26, 2003. - Encore Acquisition Company Announces Executive Change



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ENCORE ACQUISITION COMPANY




Date: March 27, 2003              By: /s/ Morris B. Smith
                                      ------------------------------------------
                                      Morris B. Smith
                                      Chief Financial Officer, Treasurer,
                                      Executive Vice President and Principal
                                      Financial Officer






Date: March 27, 2003              By: /s/ Robert C. Reeves
                                      ------------------------------------------
                                      Robert C. Reeves
                                      Vice President, Controller and Principal
                                      Accounting Officer


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